Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of CEN Biotech, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bill Chaaban, Chief Executive Officer, Chief Financial and Accounting Officer of the Company, certify that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 10, 2017

/s/ Bill Chaaban

Bill Chaaban

Chief Executive Officer and Chief Financial Officer